                                            ANNUAL REPORT  |  December 31 , 2001

                                                                      The Strong

                                                             International Stock

                                                                         Fund II

                              [PHOTO APPEARS HERE]

Table of Contents

Investment Review

  Strong International Stock Fund II ......................................    2

Shareholder Meeting Results ...............................................    4

Financial Information

  Schedule of Investments in Securities
    Strong International Stock Fund II ....................................    5

  Statement of Assets and Liabilities .....................................    6

  Statement of Operations .................................................    7

  Statements of Changes in Net Assets .....................................    8

  Notes to Financial Statements ...........................................    9

Financial Highlights ......................................................   12

Report of Independent Accountants .........................................   13

Directors and Officers ....................................................   14

                                                             [LOGO APPEARS HERE]

Strong International Stock Fund II
================================================================================
See page 4 for information about the results of this meeting. Effective April 6, 2001, the Fund was closed to new participation agreements for shareholder servicing. Effective May 14, 2001, Stacey Ho and Katherine Schapiro became the Fund's portfolio managers. A meeting of shareholders was held on July 20, 2001.

Your Fund's Approach

The Strong International Stock Fund II seeks capital growth. It selects stocks from any foreign country. The managers seek stocks that appear to have strong growth potential relative to their risk using a three-step investment process involving country allocation, intensive in-house research, and currency management. The managers examine the economic outlook of individual countries in determining whether to invest and choose individual stocks based on rigorous, in-depth analysis, which may include interviews with company leaders.

                    Growth of an Assumed $10,000 Investment
                            From 10-20-95 to 12-31-01

                              [GRAPH APPEARS HERE]

             The Strong International                      Lipper International
                  Stock Fund II            MSCI EAFE*          Funds Index*
Sep 95              $10,000                 $10,000              $10,000
Dec 95              $10,261                 $10,491              $10,321
Jun 96              $11,642                 $10,965              $11,215
Dec 96              $11,327                 $11,126              $11,810
Jun 97              $12,307                 $12,373              $13,457
Dec 97              $ 9,795                 $11,324              $12,666
Jun 98              $10,464                 $13,127              $14,668
Dec 98              $ 9,327                 $13,588              $14,269
Jun 99              $10,378                 $14,127              $15,254
Dec 99              $17,461                 $17,252              $19,668
Jun 00              $15,381                 $16,551              $18,860
Dec 00              $10,560                 $14,808              $16,773
Jun 01              $ 9,084                 $12,644              $14,671
Dec 01              $ 8,222                 $11,633              $13,531

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE") and the Lipper International Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize time periods, the indexes' performances were prorated for the month of October 1995.

Q:   How did your Fund perform?

A: The Fund performed in line with its benchmark, the MSCI EAFE Index, in 2001. The conservative positioning of the portfolio put into place in the spring quarter helped to moderate the impact of stock market declines around the world.

     For global investors, 2001 proved one of the worst years in over two decades. In particular, the terrorist attacks on the United States had a tremendous influence on the world's financial markets, economies and people, demonstrating how globalization affects business, investments, and even life itself. While a global economic slowdown was already well in place and stock markets were weak before the tragedy, the downward trends were accelerated by the September 11 events. All major world equity markets fell in the year, in U.S.-dollar terms. Nevertheless, a strong fourth quarter helped end the difficult period on a positive note.

Q: What market conditions, events, and other factors impacted your Fund's performance?

A: Going into September, the dominant force in the market was the struggling global economy. Recessions in Japan and the U.S. had already begun, and Europe's largest economy, Germany, was showing recession-like conditions. The result was a collapse in the outlook for corporate profits around the world. Interest rate cuts, while substantial in the U.S. and U.K., had little stimulating effect. The European Central Bank was reluctant to lower interest rates aggressively, concerned about the inflationary impact of the weak euro.

     The events of September 11 then sent markets reeling worldwide. The immediate impact on global commerce, travel, and finance further dampened the outlook for corporate earnings, consumer spending and government budgets. However, the world's Central Banks launched a coordinated effort to counter the negative economic effects by easing monetary conditions. The subsequent flood of liquidity helped fuel the fourth-quarter rally in stocks in most of the world's stock markets. Japan was a notable exception.

     In addition, currency was a negative factor over the course of the year. Key currencies such as the euro, yen, and British pound fell in value relative to the dollar. However, both the euro and pound showed signs of stabilization and strength in the second half of the year. For U.S. investors in foreign markets, stable or stronger currencies relative to the dollar can have a positive impact on returns.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: In the spring of 2001, the new portfolio management team repositioned the Fund to create a core international portfolio with a more moderate risk profile. Large holdings in Hong Kong and Switzerland were reduced while positions in Japan and Germany were increased. Nevertheless, Japan remained underweight relative to the MSCI EAFE benchmark index. As the economic woes deepened in the country, the holes in new Prime Minister Junichiro Koizumi's reform proposals grew more visible.

     On a sector basis, consumer staples were emphasized in the portfolio given the defensive nature of the business. Despite falling oil prices due to the weak global economy, energy stocks were also overweight relative to the benchmark, MSCI EAFE, with attractive characteristics such as strong cash flow. While all global sectors experienced declines in the year, consumer staples and energy were among the better performing areas. The worst global sectors for performance included information technology and telecommunications services. Both were underweight in the Fund compared to the Fund's broad-based benchmark.

     Issues of valuation and risk dominated stock selection. We focused on companies with the ability to meet "realistic" earnings expectations in the difficult economic environment and stocks with "reasonable" valuations. At the same time, we looked for shared characteristics such as industry leadership, strong balance sheets, and low execution risk. Royal Bank of Scotland, Toyota Motor, Nestle, and Ryanair were among those identified. Significant positions sold included Nokia, British Telecom, Fast Retailing, and Li & Fung.

Q:   What is your future outlook?

A: We anticipate a muted global economic recovery in 2002 due to continued deflationary pressures from over capacity and subdued consumer and corporate spending levels on a worldwide basis. Within the uncertain market environment, companies with relative pricing power and room to cut costs are favored. We appreciate your investment in the Strong International Stock Fund II and thank you for your continued support.

Stacey Ho
Portfolio Co-Manager

Katherine Schapiro
Portfolio Co-Manager

Average Annual Total Returns/1/
As of 12-31-01
----------------------------------------
1-year                           -22.14%
3-year                            -4.12%
5-year                            -6.21%
Since Fund Inception              -3.11%
(10-20-95)

Equity funds are volatile investments and should only be considered for long-term goals.

/1/ The Fund's returns include the effect of deducting fund expenses, but do not include charges and expenses attributable to any particular insurance product. Excluding such fees and expenses from the Fund's return quotations has the effect of increasing the performance quoted.

     An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund's share price is expected to be more volatile than that of a U.S.-only fund. These risks are generally intensified for investments in emerging markets.

* The MSCI EAFE is an unmanaged index generally representative of major overseas stock markets. MSCI EAFE data is U.S.-dollar-adjusted. The Lipper International Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the MSCI EAFE index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SHAREHOLDER MEETING RESULTS OF THE FUND
--------------------------------------------------------------------------------

At an Annual Meeting of Shareholders of the Fund held on July 20, 2001, shareholders approved the following proposal: To ratify the selection of PricewaterhouseCoopers LLP as the Fund's Independent Auditors:

   For                Against         Abstain
   ---                -------         -------
4,029,563.642       100,523.127     335,213.189

To elect members to the Board of Directors of Strong Variable Insurance Funds, Inc. (Strong Discovery Fund II, Strong International Stock Fund II, Strong Mid Cap Growth Fund II, and Strong Multi Cap Value Fund II):

        Director              Affirmative          Withhold
        --------              -----------          --------
   Richard S. Strong        36,259,560.514       1,716,180.790
   Willie D. Davis          36,208,320.539       1,767,420.765
   William F. Vogt          36,269,964.722       1,705,776.582
   Marvin E. Nevins         36,167,390.302       1,808,351.002
   Stanley Kritzik          36,162,094.360       1,813,646.944
   Neal Malicky             36,203,768.442       1,771,972.862

SCHEDULE OF INVESTMENTS IN SECURITIES                       December 31 , 2001
--------------------------------------------------------------------------------

                       STRONG INTERNATIONAL STOCK FUND II

                                                 Shares or
                                                Principal              Value
                                                  Amount              (Note 2)
--------------------------------------------------------------------------------
Common Stocks 88.2%
Australia 3.2%
BHP Billiton Ltd.                                   74,343         $  398,419
Foster's Group, Ltd.                               127,000            315,029
News Corporation, Ltd.                              43,000            342,859
                                                                   ----------
                                                                    1,056,307

Belgium 2.8%
Fortis                                              21,000            545,732
Interbrew                                           13,500            370,084
                                                                   ----------
                                                                      915,816

Canada 1.1%
Alberta Energy Company, Ltd.                         9,200            349,821

Denmark 1.1%
Novo Nordisk A/S `B Shares'                          8,600            351,935

France 9.8%
Accor SA                                            14,800            538,719
Axa                                                 13,200            276,190
Groupe Danone                                        5,200            635,105
Suez SA                                             16,200            491,038
TotalFinaElf SA                                      4,000            571,987
TotalFinaElf SA Sponsored ADR                          700             49,168
Vivendi Universal SA                                 6,500            356,377
Vivendi Universal SA Sponsored ADR                   5,200            279,708
                                                                   ----------
                                                                    3,198,292
Germany 6.4%
Adidas-Salomon AG                                    6,200            461,530
Allianz AG                                           1,500            355,040
E.On AG                                              8,000            414,940
Muenchener Rueckversicherungs-
   Gesellschaft AG                                   1,800            489,433
Siemens AG                                           5,500            367,008
                                                                   ----------
                                                                    2,087,951
Hong Kong 4.5%
Cheung Kong Holdings, Ltd.                          50,800            527,674
China Mobile, Ltd. Sponsored ADR (b)                21,300            372,324
HSBC Holdings PLC                                   14,300            167,335
Hutchison Whampoa, Ltd.                             42,000            405,296
                                                                   ----------
                                                                    1,472,629

Ireland 3.2%
Elan Corporation PLC Sponsored ADR (b)               7,700            346,962
Ryanair Holdings PLC ADR (b)                        22,000            705,100
                                                                   ----------
                                                                    1,052,062

Italy 3.1%
ENI Spa                                             33,900            424,647
IntesaBCI Spa                                      103,000            258,302
San Paolo - IMI Spa                                 29,000            311,302
                                                                   ----------
                                                                      994,251

Japan 13.5%
Canon, Inc.                                         12,000            411,152
Fuji Photo Film                                     11,000            391,096
Konami Company, Ltd.                                 9,000            265,973
Lawson, Inc.                                        10,300            293,436
Mitsubishi Heavy Industries, Ltd.                  140,000            372,256
Nintendo Company, Ltd.                               2,100            366,140
SECOM Company, Ltd.                                  8,000            399,909
Seven-Eleven Japan Company, Ltd.                    10,000            363,139
Shimachu Company, Ltd.                              11,300            154,524
TOTO, Ltd.                                          73,000            346,616
Toyota Motor Corporation                            30,200            761,711
USHIO, Inc.                                         24,000            270,030
                                                                   ----------
                                                                    4,395,982
Mexico 3.1%
America Movil SA de CV                             200,000            194,587
Telefonos de Mexico SA de CV                       240,000            422,044
Wal-Mart de Mexico SA de CV                        140,000            383,478
                                                                   ----------
                                                                    1,000,109

Netherlands 6.5%
Koninklijke Ahold NV                                19,000            553,550
Koninklijke Philips Electronics NV Sponsored
  ADR - New York Registry Shares                    13,000            378,430
Royal Dutch Petroleum Company                        9,500            465,690
STMicroelectronics NV                                5,000            160,693
STMicroelectronics NV - New York
  Registry Shares                                    7,900            250,193
Wolters Kluwer NV                                   14,200            324,078
                                                                   ----------
                                                                    2,132,634

Singapore 1.4%
DBS Group Holdings, Ltd.                            59,000            441,062

South Korea 1.0%
Korea Telecom Corporation Sponsored ADR             15,500            315,115

Spain 2.8%
Banco Santander Central Hispano SA                  26,000            218,114
Banco Santander Central Hispano SA
  Sponsored ADR                                     21,426            177,836
Telefonica SA (b)                                    1,083             14,511
Telefonica SA Sponsored ADR (b)                     12,454            499,156
                                                                   ----------
                                                                      909,617

Sweden 2.3%
Autoliv, Inc.                                       17,700            355,936
Ericsson (LM) Telephone Company ADR `B Shares'      72,600            378,972
                                                                   ----------
                                                                      734,908

Switzerland 6.9%
Julius Baer Holding, Ltd. `B Shares'                 1,400            473,059
Nestle SA                                            3,200            683,521
Novartis AG Sponsored ADR                           10,400            379,600
Swiss Reinsurance                                    7,000            705,364
                                                                   ----------
                                                                    2,241,544

Taiwan 1.6%
ASE Test, Ltd. (b)                                  37,000            515,410

United Kingdom 13.9%
Amvescap PLC                                        21,500            310,137
BP PLC Sponsored ADR                                 9,000            418,590
Boots Company PLC                                   73,000            621,083
Compass Group PLC                                   73,500            550,981
Diageo PLC                                          45,500            519,904
GlaxoSmithKline PLC Sponsored ADR                   10,700            533,074
Lloyds TSB Group PLC                                48,200            523,393
Royal Bank of Scotland PLC                          27,500            669,285
Vodafone Group PLC                                 150,000            392,466
                                                                   ----------
                                                                    4,538,913
-----------------------------------------------------------------------------
Total Common Stocks (Cost $32,389,000)                             28,704,358
-----------------------------------------------------------------------------
Short-Term Investments (a) 10.7%
Repurchase Agreements
State Street Bank (Dated 12/31/01), 1.50%,
  Due 1/02/02 (Repurchase proceeds $3,483,790);
  Collateralized  by: United States Government
  Issues (c)                                    $3,483,500          3,483,500
-----------------------------------------------------------------------------
Total Short-Term Investments (Cost $3,483,500)                      3,483,500
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Total Investments in Securities (Cost $35,872,500) 98.9%           32,187,858
Other Assets and Liabilities, Net 1.1%                                349,767
-----------------------------------------------------------------------------
Net Assets 100.0%                                                 $32,537,625
=============================================================================


LEGEND
--------------------------------------------------------------------------------

(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b)  Non-income producing security.
(c)  See Note 2(I) of Notes to Financial Statements.

Percentages are stated as a percent of net assets.

                       See Notes to Financial Statements.
                                                                               5

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 2001

                                                         Strong International
                                                            Stock Fund II
                                                         --------------------
Assets:
   Investments in Securities, at
     Value (Cost of $35,872,500)
     (Including Repurchase Agreements of $3,483,500)          $32,187,858
   Receivable for Securities Sold                                 345,625
   Interest and Dividends Receivable                               53,929
   Other Assets                                                     1,664
                                                              -----------
   Total Assets                                                32,589,076

Accrued Operating Expenses and Other Liabilities:                  51,451
                                                              -----------
Net Assets                                                    $32,537,625
                                                              ===========
Net Assets Consist of:
   Capital Stock (par value and paid-in capital)              $37,320,148
   Undistributed Net Investment Income                            858,592
   Accumulated Net Realized Loss                               (1,956,239)
   Net Unrealized Depreciation                                 (3,684,876)
                                                              -----------
   Net Assets                                                 $32,537,625
                                                              ===========
Capital Shares Outstanding (Unlimited Number Authorized)        4,376,170

Net Asset Value Per Share                                           $7.44
                                                                    =====


                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended December 31, 2001



                                                                     Strong
                                                                  International
                                                                  Stock Fund II
                                                                  --------------
Income:
   Dividends (net of foreign withholding taxes of $64,091)          $  620,901
   Interest                                                            185,909
                                                                    ----------
   Total Income                                                        806,810

Expenses:
   Investment Advisory Fees                                            392,388
   Custodian Fees                                                       71,144
   Shareholder Servicing Costs                                          54,835
   Professional Fees                                                    26,489
   Reports to Shareholders                                              20,762
   Other                                                                 8,349
                                                                    ----------
   Total Expenses                                                      573,967
   Fees Paid Indirectly by Advisor                                    (166,986)
   Earnings Credits                                                     (2,004)
                                                                    ----------
   Expenses, Net                                                       404,977
                                                                    ----------
Net Investment Income                                                  401,833

Realized and Unrealized Gain (Loss):
   Net Realized Gain (Loss) on:
     Investments                                                      (410,631)
     Forward Foreign Currency Contracts                                240,036
     Foreign Currencies                                                 (6,130)
                                                                    ----------
     Net Realized Loss                                                (176,725)
   Net Change in Unrealized Appreciation/Depreciation on:
     Investments                                                    (8,824,450)
     Foreign Currencies                                                  1,089
                                                                    ----------
     Net Change in Unrealized Appreciation/Depreciation             (8,823,361)
                                                                    ----------
Net Loss on Investments                                             (9,000,086)
                                                                    ----------
Net Decrease in Net Assets Resulting from Operations               ($8,598,253)
                                                                    ==========


                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    Strong International Stock Fund II
                                                                    ----------------------------------
                                                                      Year Ended          Year Ended
                                                                    Dec. 31, 2001       Dec. 31, 2000
                                                                    ------------        -------------
Operations:
    Net Investment Income (Loss)                                    $    401,833       ($     98,778)
    Net Realized Gain (Loss)                                            (176,725)          8,151,172
    Net Change in Unrealized Appreciation/Depreciation                (8,823,361)        (50,101,512)
                                                                    ------------        ------------
    Net Increase (Decrease) in Net Assets Resulting from Operations   (8,598,253)        (32,049,118)
Distributions From Net Realized Gains                                 (1,694,630)                 --
Capital Share Transactions:
    Proceeds from Shares Sold                                        307,210,352         700,956,059
    Proceeds from Reinvestment of Distributions                        1,694,630                  --
    Payment for Shares Redeemed                                     (320,792,428)       (739,505,579)
                                                                    -------------       ------------
    Net Increase (Decrease) in Net Assets from Capital Share         (11,887,446)        (38,549,520)
      Transactions                                                  ------------        ------------
Total Decrease In Net Assets                                         (22,180,329)        (70,598,638)
Net Assets:
    Beginning of Year                                                 54,717,954         125,316,592
                                                                    ------------        ------------
    End of Year                                                     $ 32,537,625        $ 54,717,954
                                                                    ============        ============
Transactions in Shares of the Fund:
    Sold                                                              36,323,243          49,925,897
    Issued in Reinvestment of Distributions                              193,672                  --
    Redeemed                                                         (37,665,252)        (52,056,429)
                                                                     -----------         -----------
    Net Decrease in Shares of the Fund                                (1,148,337)         (2,130,532)
                                                                      ==========          ==========


                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 2001

1.   Organization

     Strong International Stock Fund II is a diversified series of Strong Variable Insurance Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund offers and sells its shares only to separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. At December 31, 2001, approximately 89% of the Fund's shares were owned by the separate accounts of one insurance company.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Securities of the Fund are valued at fair value at the last sales price or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. The Fund held no restricted securities at December 31, 2001.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is recorded.

          Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the recognition and characterization of income, expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

          The Fund generally pays dividends from net investment income and distributes net capital gains, if any, that it realizes annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined on a first-in, first-out basis.

     (D) Certain Investment Risks -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, foreign currencies or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Fund designates liquid securities as collateral on open futures contracts. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Fund may write put or call options (none were written during the period). Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. The Fund designates liquid securities as collateral on open options contracts.

--------------------------------------------------------------------------------
December 31, 2001

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Repurchase Agreements -- The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Fund requires that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Fund to obtain those securities in the event of a default of the counterparty. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amount owed to the Fund under each repurchase agreement.

     (J) Directed Brokerage -- The Fund directs certain portfolio trades to brokers who, in turn, pay a portion of the Fund's expenses.

     (K) Earnings Credit Arrangements -- Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by the Fund and are reported as Earnings Credits in the Fund's Statement of Operations.

     (L) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (M) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method.

3.   Related Party Transactions

     The Advisor, with whom certain officers and directors of the Fund are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Fund. Investment advisory fees, which are established by terms of the advisory agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund. The Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees are based on the lesser of various agreed-upon contractual percentages of the average daily net assets of the Fund or a contractually established rate for each participant account. The Advisor also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on the Fund's level of subscription and redemption activity. Charges allocated to the Fund by the Advisor are included in Other Expenses in the Fund's Statement of Operations. Credits allocated by the Advisor, if any, serve to reduce the shareholder servicing expenses incurred by the Fund and are reported as Fees Paid Indirectly by Advisor in the Fund's Statement of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

     The Fund may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

     The amount payable to the Advisor at December 31, 2001, shareholder servicing and other expenses paid to the Advisor, transfer agency banking credits and unaffiliated directors' fees for the year then ended, were $9,225, $54,835, $166,986 and $1,402, respectively.

4.   Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 11, 2002, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $400 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total net assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest of each borrowing on the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of .09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. During the year ended December 31, 2001, the Fund had an outstanding average daily balance of $68,767 under the LOC. The maximum amount outstanding during the year was $3,100,000. Interest expense amounted to $3,831 for the year ended December 31, 2001. At December 31, 2001, there were no borrowings by the Fund outstanding under the LOC.

 5.  Investment Transactions

     The aggregate purchases and sales of long-term securities during the year ended December 31, 2001 were $58,671,388 and $68,105,661, respectively. There were no purchases or sales of long-term U.S. government securities during the year ended December 31, 2001.

6    Income Tax Information

     At December 31, 2001, the cost of investments in securities for federal income tax purposes was $36,896,098. Net unrealized depreciation of securities was $4,708,240, consisting of gross unrealized appreciation and depreciation of $490,306 and $5,198,546, respectively. The differences between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions. At December 31, 2001, distributable ordinary income and distributable long-term capital gains were $858,592 and $0, respectively.

     The tax components of dividends paid during the year were: $0 of ordinary income and $1,694,630 of long-term capital gains.

     At December 31, 2001, the Fund had a capital loss carryover for federal income tax purposes of $932,641, which expires in 2009.

     For corporate shareholders in the Fund, the percentage of dividend income distributed for the year ended December 31, 2001, which is designated as qualifying for the dividends-received deduction is 0.0% (unaudited).

 7.  Results of Special Meeting of Shareholders of the Fund (Unaudited)

     At an Annual Meeting of Shareholders of the Fund held on July 20, 2001, shareholders approved the following proposal:

     To ratify the selection of PricewaterhouseCoopers LLP as the Fund's Independent Auditors:

                    For               Against         Abstain
                    ---               -------         -------
               4,029,563.642       100,523.127     335,213.189

To elect members to the Board of Directors of Strong International Stock Fund II, a series of Strong Variable Insurance Funds, Inc.:

        Director              Affirmative             Withhold
        --------              -----------             --------
   Richard S. Strong        36,259,560.514          1,716,180.790
   Willie D. Davis          36,208,320.539          1,767,420.765
   William F. Vogt          36,269,964.722          1,705,776.582
   Marvin E. Nevins         36,167,390.302          1,808,351.002
   Stanley Kritzik          36,162,094.360          1,813,646.944
   Neal Malicky             36,203,768.442          1,771,972.862

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG INTERNATIONAL STOCK FUND II
--------------------------------------------------------------------------------


                                                                                Year Ended
                                                             --------------------------------------------------------
                                                             Dec. 31,       Dec. 31,    Dec.31,    Dec. 31,   Dec 31,
Selected Per-Share Data/(a)/                                   2001           2000       1999        1998      1997
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $9.90          $16.37     $ 8.78      $9.32     $11.23
Income From Investment Operations:
   Net Investment Income (Loss)                                0.09           (0.02)     (0.01)      0.03       0.06
   Net Realized and Unrealized Gains (Losses) on Investments  (2.23)          (6.45)      7.64      (0.46)     (1.50)
---------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                           (2.14)          (6.47)      7.63      (0.43)     (1.44)
Less Distributions:
   From Net Investment Income                                    --              --      (0.04)     (0.11)     (0.06)
   In Excess of Net Investment Income                            --              --         --         --      (0.12)
   From Net Realized Gains                                    (0.32)             --         --         --      (0.29)
---------------------------------------------------------------------------------------------------------------------
   Total Distributions                                        (0.32)             --      (0.04)     (0.11)     (0.47)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $7.44          $ 9.90     $16.37      $8.78     $ 9.32
=====================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------
   Total Return                                              -22.1%          -39.5%     +87.2%      -4.8%     -13.5%
   Net Assets, End of Period (In Millions)                      $33             $55       $125        $47        $60
   Ratio of Expenses to Average Net Assets Without Fees
     Paid Indirectly by Advisor and Earnings Credits           1.5%            1.6%       1.3%       1.6%       1.5%
   Ratio of Expenses to Average Net Assets                     1.0%            1.2%       1.2%       1.6%       1.5%
   Ratio of Net Investment Income (Loss) to Average            1.0%           (0.1%)     (0.2%)      0.3%       0.6%
     Net Assets
   Portfolio Turnover Rate                                   168.5%           96.6%      80.8%     255.2%     169.2%


(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

                       See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of Strong International Stock Fund II:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong International Stock Fund II (one of the series constituting Strong Variable Insurance Funds, Inc., hereafter referred to as the "Fund") at December 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
February 4, 2002

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the Investment Company Act of 1940 because of his controlling ownership in the Advisor's parent company, Strong Financial Corporation. Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 64 mutual funds ("Strong Funds").

*Richard S. Strong (DOB 5-12-42), Director of the Strong Funds since September
 1981 and Chairman of the Board of the Strong Funds since October 1991.

     Mr. Strong has been a Director of the Advisor since September 1981, Chairman of the Advisor since October 1991, and Chief Investment Officer of the Advisor since January 1996. Since August 1985, Mr. Strong has been a Security Analyst and Portfolio Manager of the Advisor. Prior to August 1985, Mr. Strong was Chief Executive Officer of the Advisor, which he founded in 1974. Mr. Strong has been in the investment management business since 1967.

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

     Mr. Davis has been Director of Wisconsin Energy Corporation since 2000, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Bassett Furniture Industries, Inc. since 1997, Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an industrial company) since 1992, MGM Mirage (formerly MGM Grand, Inc.) (an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Kmart Corporation (a discount consumer products company) since 1985, Sara Lee Corporation (a food/consumer products company) since 1983, and Alliance Bank since 1980. Mr. Davis has been a trustee of the University of Chicago since 1980 and Marquette University since 1988. Since 1977, Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. Mr. Davis was a Director of WICOR, Inc. (a utility company) from 1990 to 2000 and the Fireman's Fund (an insurance company) from 1975 to 1990.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

     Mr. Kritzik has been a Partner of Metropolitan Associates since 1962, a Director of Aurora Health Care since 1987 and of Wisconsin Health Information Network since November 1997, and a member of the Board of Governors of the Snowmass Village Resort Association since October 1999. He was a Director of Health Network Ventures, Inc. from 1992 to April 2000.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

   Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000. Mr. Malicky has been a Director of Aspire Learning Corporation since June 2000. He was a Trustee of Southwest Community Health Systems, Cleveland Scholarship Program and The National Conference for Community and Justice until 2001. He has been President of the Reserve Homeowners Association. From July 1999 to June 2000, he served as Chancellor of Baldwin-Wallace College. From July 1981 to June 1999, he served as President of Baldwin-Wallace College. He was also the President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

Marvin E. Nevins (DOB 7-9-18), Director of the Strong Funds since September
1981.

   Private Investor. He was a Director of A-Life Medical, Inc. (a medical coding company), San Diego, CA from 1996 until 2000, Surface Systems, Inc. (a weather information company), St. Louis, MO from 1992 until 2001, and Waukesha National Bank. He was also a regent of the Milwaukee School of Engineering and a member of the Board of Trustees of the Medical College of Wisconsin and Carroll College. From 1980 until 1981, Mr. Nevins was Chairman of the Wisconsin Association of Manufacturers & Commerce and was Co-Founder and Chairman of Wisconsin Centrifugal Inc. (an industrial manufacturing company) from 1945 until 1980.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

     Mr. Vogt has been the Senior Vice President of IDX Systems Corporation since June 2001 and was President of Vogt Management Consulting, Inc. from 1990 to June 2001. From 1982 until 1990, he served as Executive Director of University Physicians of the University of Colorado. Mr. Vogt was also a President of the Medical Group Management Association--Western Section and a Fellow of the American College of Medical Practice Executives.

--------------------------------------------------------------------------------
Rhonda K. Haight (DOB 11/13/64), Assistant Treasurer of the Strong Funds.

     Ms. Haight has been an Accountant in the corporate Finance Department of the Advisor since July 2001. Ms. Haight was Manager of the Mutual Fund Accounting Department of the Advisor from January 1994 to June 2001. From May 1990 to January 1994, Ms. Haight was a supervisor in the Mutual Fund Accounting Department of the Advisor. From June 1987 to May 1990, Ms. Haight was a Mutual Fund Accountant of the Advisor.

Susan A. Hollister (DOB 7-8-68), Vice President and Assistant Secretary of the Strong Funds since July 2000.

     Ms. Hollister has been Associate Counsel of the Advisor since July 1999. From April 2001 to December 2001, Ms. Hollister was Assistant Executive Vice President of the Advisor. From August 2000 to December 2001, Ms. Hollister was Assistant Secretary of the Advisor. From August 2000 to April 2001, Ms. Hollister was Vice President of the Advisor. From August 1996 to May 1999, Ms. Hollister completed a Juris Doctor at the University of Wisconsin Law School. From December 1993 to August 1996, Ms. Hollister was Deposit Operations Supervisor for First Federal Savings Bank, La Crosse-Madison.

Richard W. Smirl (DOB 4-18-67), Secretary of the Strong Funds since November
2001.

     Mr. Smirl has been Assistant Executive Vice President and Assistant Secretary of the Advisor since December 2001 and Senior Counsel of the Advisor since July 2000. Mr. Smirl has been General Counsel of the Distributor since November 2001 and Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000. From July 2000 to November 2001, Mr. Smirl was Lead Counsel of the Distributor. From September 1999 to July 2000, Mr. Smirl was a partner at Keesal, Young and Logan. From September 1992 to September 1999, Mr. Smirl was an associate at Keesal, Young and Logan.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

     Mr. Southwell has been Associate Counsel of the Advisor since April 2001. From October 1999 to March 2001, Mr. Southwell was a partner at Michael, Best & Friedrich, LLP, a Milwaukee law firm. From November 1984 to September 1999, Mr. Southwell was Assistant General Counsel of Firstar Bank, National Association and/or certain of its subsidiaries.

Dennis A. Wallestad (DOB 11-3-62), Vice President of the Strong Funds since October 1999.

     Mr. Wallestad has been Assistant Executive Vice President of the Advisor since April 2001 and Director of Finance and Operations of the Advisor since November 1999. From November 1999 to April 2001, Mr. Wallestad was Senior Vice President of the Advisor. From April 1997 to February 1999, Mr. Wallestad was the Chief Financial Officer of The Ziegler Companies, Inc. From November 1996 to April 1997, Mr. Wallestad was the Chief Administrative Officer of Calamos Asset Management, Inc. From July 1994 to November 1996, Mr. Wallestad was Chief Financial Officer for Firstar Trust and Investments Group. From September 1991 to June 1994 and from September 1985 to August 1989, Mr. Wallestad was an Audit Manager for Arthur Andersen LLP in Milwaukee. Mr. Wallestad completed a Masters of Accountancy from the University of Oklahoma from September 1989 to August 1991.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

     Mr. Widmer has been Treasurer of the Advisor since April 1999. From May 1997 to April 1999, Mr. Widmer was the Manager of Financial Management and Sales Reporting Systems. From May 1992 to May 1997, Mr. Widmer was an Accounting and Business Advisory Manager in the Milwaukee office of Arthur Andersen LLP. From June 1987 to May 1992, Mr. Widmer was an accountant at Arthur Andersen LLP.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

     Mr. Zoeller has been Secretary of the Advisor since December 2001, Executive Vice President of the Advisor since April 2001, Chief Financial Officer of the Advisor since February 1998, and a member of the Office of the Chief Executive since November 1998. From February 1998 to April 2001, Mr. Zoeller was Senior Vice President of the Advisor. From October 1991 to February 1998, Mr. Zoeller was the Treasurer and Controller of the Advisor, and from August 1991 to October 1991, he was the Controller. From August 1989 to August 1991, Mr. Zoeller was the Assistant Controller of the Advisor. From September 1986 to August 1989, Mr. Zoeller was a Senior Accountant at Arthur Andersen LLP.

     Except for Messrs. Nevins, Davis, Kritzik, Vogt, and Malicky, the address of all of the above persons is P.O. Box 2936, Milwaukee, WI 53201. Mr. Nevins' address is 6075 Pelican Bay Boulevard #1006, Naples, FL 34108. Mr. Davis' address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047.

   The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3683.

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities offered through Strong Investments, Inc. RT19953-1201

Strong Investments
P.O. Box 2936 | Milwaukee, WI 53201
www.Strong.com
--------------------------------------------------------------------------------





[Logo} STRONG